Exhibit 99.2 NOVELIS Q2 FISCAL 2020 EARNINGS CONFERENCE CALL November 6, 2019 Steve Fisher President and Chief Executive Officer Dev Ahuja Senior Vice President and Chief Financial Officer © 2019 Novelis

SAFE HARBOR STATEMENT Forward-looking statements Statements made in this presentation which describe Novelis' intentions, expectations, beliefs or predictions may be forward- looking statements within the meaning of securities laws. Forward-looking statements include statements preceded by, followed by, or including the words "believes," "expects," "anticipates," "plans," "estimates," "projects," "forecasts," or similar expressions. Examples of forward looking statements in this news release are statements about our expectation that the proposed Aleris acquisition will close by the outside date under the merger agreement, subject to closing conditions and regulatory approvals. Novelis cautions that, by their nature, forward-looking statements involve risk and uncertainty and Novelis' actual results could differ materially from those expressed or implied in such statements. We do not intend, and we disclaim any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results or outcomes to differ from the results expressed or implied by forward-looking statements include, among other things: changes in the prices and availability of aluminum (or premiums associated with such prices) or other materials and raw materials we use; the capacity and effectiveness of our hedging activities; relationships with, and financial and operating conditions of, our customers, suppliers and other stakeholders; fluctuations in the supply of, and prices for, energy in the areas in which we maintain production facilities; our ability to access financing including in connection with potential acquisitions and investments; risks relating to, and our ability to consummate, pending and future acquisitions, investments or divestitures, including the proposed acquisition of Aleris Corporation; changes in the relative values of various currencies and the effectiveness of our currency hedging activities; factors affecting our operations, such as litigation, environmental remediation and clean-up costs, labor relations and negotiations; breakdown of equipment and other events; economic, regulatory and political factors within the countries in which we operate or sell our products, including changes in duties or tariffs; competition from other aluminum rolled products producers as well as from substitute materials such as steel, glass, plastic and composite materials; changes in general economic conditions including deterioration in the global economy; changes in government regulations, particularly those affecting taxes, derivative instruments, environmental, health or safety compliance; changes in interest rates that have the effect of increasing the amounts we pay under our credit facilities and other financing agreements; and our ability to generate cash. The above list of factors is not exhaustive. Other important risk factors are included under the caption "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended March 31, 2019. © 2019 Novelis 2

Q2FY20 BUSINESS HIGHLIGHTS . Excellent operational performance Trailing Twelve Month ending September 30 Shipments (kilotonnes) 3,400 . Improving recovery & quality 3,335 . Unlocking capacity 3,300 3,205 3,200 . Increasing customer satisfaction 3,126 3,095 3,100 3,071 . Broadly favorable market conditions 3,000 and demand, particularly in FY16 FY17 FY18 FY19 FY20 Beverage Can Trailing Twelve Month ending September 30 Adjusted EBITDA . Strong financial position ($ millions) $1,500 1,425 . Q2FY20 Adjusted EBITDA/ton $448 $1,400 1,313 $1,300 . Strong liquidity position $1.8 billion $1,200 1,138 $1,100 1,053 $1,000 890 . Net leverage further improved to 2.4x $900 $800 . All major strategic capacity $700 FY16 FY17 FY18 FY19 FY20 expansion projects are on track © 2019 Novelis 3

END MARKET HIGHLIGHTS Beverage Can Automotive Specialties . Demand trends strong . Exposure to trucks, . North America tailwinds globally SUVs, electric & reducing . Growth in emerging premium vehicles . Increasing competition markets . North America market with Chinese imports in . Package mix shift from remains strong regions outside U.S. other substrates to . Broad aluminization . Novelis capacity aluminum trend throughout Europe constraints create . New beverage types . Some challenges in opportunities for portfolio released in aluminum Europe due to exposure optimization . Rising consumer to one large customer preference favors . Trade war/weak sustainable aluminum consumer confidence in packaging China © 2019 Novelis 4

SUSTAINABILITY JOURNEY CONTINUES . Novelis is the world’s largest recycler of aluminum . Support increased consumer demand for sustainable products in Beverage Packaging, Automotive, and Specialty markets . FY19 recycled content in our products at 61% . Leveraging Customer Solution Centers Berea . Expanding closed-loop recycling systems Recycling . Recently announced US recycling expansion Guthrie Greensboro Auto finishing Recycling . $36 million capital investment in Logan Greensboro, Georgia rolling mill . Expands capacity to recycle automotive aluminum scrap Shaping a sustainable world together © 2019 Novelis 5

ALERIS ACQUISITION UPDATE . Continue to work through regulatory and closing process . Conditional approval granted in Europe, pending divestment of Duffel plant . Clear path to approval in the US . China discussions in process . Expected to close the transaction by January 21, 2020, the outside date under the merger agreement, subject to closing conditions and regulatory approvals © 2019 Novelis 6

FINANCIAL HIGHLIGHTS © 2019 Novelis

Q2 FISCAL 2020 FINANCIAL HIGHLIGHTS Q2FY20 vs Q2FY19 Quarterly Adjusted EBITDA ($ millions) . Net income of $123 million 400 372 374 . Excluding tax-effected special 375 355 357 350 items*, net income of $160 million 322 325 compared to $122 million in the 300 prior year 275 . Q2 FY20 $32 million restructuring 250 . Adjusted EBITDA up 5% from $355 million to $374 million Quarterly Adjusted EBITDA per ton ($) . Adjusted EBITDA per ton $448 475 448 448 450 440 . Sales down 9% to $2.9 billion on 425 410 403 lower LME prices and local 400 market premiums 375 . Total FRP Shipments up 3% to 350 835 kilotonnes © 2019 Novelis 8 *Tax-effected special items may include restructuring & impairment, metal price lag, gain/loss on assets held for sale, loss on extinguishment of debt, loss on sale of business, business acquisition and other integration costs.

Q2 ADJUSTED EBITDA BRIDGE $ Millions 23 7 374 3 355 (14) Q2FY19 Volume Price/Mix Operating Cost FX, SG&A and Q2FY20 Other Maximizing our capacity, optimizing the portfolio © 2019 Novelis 9

FREE CASH FLOW AND NET LEVERAGE $ Millions YTD YTD Net Leverage ratio FY20 FY19 Net debt/TTM Adjusted EBITDA Adjusted EBITDA 746 689 5.0 Interest paid (116) (122) 4.5 4.0 Taxes paid (99) (95) 3.5 Working capital & other (213) (254) 3.0 2.4 Free cash flow before CapEx 318 218 2.5 Capital expenditures (300) (114) 2.0 Free cash flow 18 104 Prior period is adjusted to conform to current presentation . Free cash flow before capital expenditures increased 46% . Higher adjusted EBITDA . Lower working capital outflow . YTD capital expenditures $300 million, primarily to support strategic capacity expansions . Net leverage ratio decreased to 2.4x © 2019 Novelis 10

SUMMARY © 2019 Novelis

SUMMARY . Overall excellent operating performance in broadly favorable market conditions driving record results . Delivering high-quality, sustainable, innovative products to customers . Strategic investments to enhance our product portfolio, expand recycling operations, and strengthen our business for the long term are on time and on budget © 2019 Novelis 12

THANK YOU QUESTIONS? © 2019 Novelis

APPENDIX © 2019 Novelis

NET INCOME RECONCILIATION TO ADJUSTED EBITDA Q1 Q2 (in $ m) Q1 Q2 Q3 Q4 FY19 FY20 FY20 Net income attributable to our common shareholder 137 116 78 103 434 127 123 - Noncontrolling interests - - - - - - - - Income tax provision 53 64 37 48 202 63 45 - Interest, net 63 66 64 65 258 62 58 - Depreciation and amortization 86 86 88 90 350 88 88 EBITDA 339 332 267 306 1,244 340 314 - Unrealized (gain) loss on derivatives 4 (1) 6 1 10 (6) (3) - Realized (gain) loss on derivative instruments not included in segment income - (1) - (1) (2) 2 1 - Proportional consolidation 16 15 14 13 58 15 14 - (Gain) loss on sale of fixed assets 3 (1) 2 2 6 (1) (1) - Restructuring and impairment, net 1 - 1 - 2 1 32 - Metal price lag (income) expense (33) (1) 13 25 4 2 5 - Business acquisition and other integration costs 2 8 14 9 33 17 12 - Other, net 2 4 5 2 13 2 - Adjusted EBITDA $334 $355 $322 $357 $1,368 $372 $374 © 2019 Novelis 15

FREE CASH FLOW AND LIQUIDITY Q1 Q2 (in $ m) Q1 Q2 Q3 Q4 FY19 FY20 FY20 Cash provided by (used in) operating activities 48 162 114 404 728 57 240 Cash provided by (used in) investing activities (52) (291) (91) (123) (557) (149) (127) Plus: Cash used in the acquisition of assets under a - 239 - - 239 - - capital lease Less: (proceeds) outflows from sale of assets, net of - (2) - - (2) (2) (1) transaction fees, cash income taxes and hedging Free cash flow $(4) $108 $23 $281 $408 $(94) $112 Capital expenditures 54 60 96 141 351 162 138 “Free cash flow” consists of: (a) “net cash provided by (used in) operating activities,” (b) plus "net cash provided by (used in) investing activities” (c) plus cash used in the “Acquisition of assets under a capital lease”, and (d) less “proceeds from sales of assets and business, net of transaction fees, cash income taxes and hedging”. All prior periods presented conform to the presentation adopted for the current period. Q1 Q2 (in $ m) Q1 Q2 Q3 Q4 FY19 FY20 FY20 Cash and cash equivalents 853 829 797 950 950 859 935 Availability under committed credit facilities 1,059 907 884 897 897 870 875 Liquidity $1,912 $1,736 $1,681 $1,847 $1,847 $1,729 $1,810 © 2019 Novelis 16